UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 6, 2022

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2022, Randall L. Jenson retired from the board of directors (the “Board”) of Hawaiian Holdings, Inc. (the “Company”). Mr. Jenson is not departing from the Board because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Jenson for his contributions during his Board service.

On July 6, 2022, the Board appointed Wendy A. Beck and Craig E. Vosburg to the Board. The Board has also appointed Ms. Beck to serve on the Audit Committee and Mr. Vosburg to serve on the Compensation Committee.

As non-employee directors, each of Ms. Beck and Mr. Vosburg will participate in the director benefits arrangements applicable to non-employee directors, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2022, as amended.

The Company and each of Ms. Beck and Mr. Vosburg will also enter into the Company’s standard form of indemnification agreement.

Other than as described above, there are no arrangements or understandings between Ms. Beck and Mr. Vosburg and any other person pursuant to which Ms. Beck and Mr. Vosburg were selected as directors. There are no transactions, arrangements or relationships between the Company or its subsidiaries, on one hand, and either of Ms. Beck or Mr. Vosburg on the other hand, that would require disclosure pursuant to Item 404(a) of Regulation S-K. Neither Ms. Beck nor Mr. Vosburg has any family relationships with any of the Company’s directors or executive officers.

A copy of the press release announcing the appointment of Ms. Beck and Mr. Vosburg is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title
99.1	Press Release dated July 7, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2022

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer